SCHEDULE 14A (RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [ ]

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[X] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AQUA DYNE, INCORPORATED.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] No fee required.
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AQUA DYNE, INCORPORATED.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2006

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of AQUA DYNE, Inc., a Delaware corporation (the "Company"), will be held on June 15, 2006 at 9:30 a.m., local time, at the offices of the Company, 447 Upper Edward Street, Brisbane, Queensland, Australia, 4000, to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company from "AQUA DYNE, Incorporated." to "EESTech, Inc."

The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 07, 2006 are entitled to notice of and to vote at this meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any stockholder attending the meeting may vote in person even if he or she returned a proxy. However, if a stockholder's shares are held by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in his or her name.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Paul Bailey

Paul Bailey
President

Brisbane, Queensland, Australia

May 12, 2006

AQUA DYNE, INC.
447 Upper Edward Street
Brisbane, Queensland, Australia 4000

PROXY STATEMENT

INTRODUCTION

The enclosed Proxy is solicited on behalf of the Board of Directors of AQUA DYNE, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on Thursday, June 15, 2006 at 9:30 a.m., local time, at the Company's principal executive offices, which are located at 447 Upper Edward Street, Brisbane, Queensland, Australia 4000, or at any adjournment thereof, for the purposes of submitting for stockholder approval an amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to change the name of the Company from "AQUA DYNE, Incorporated." to "EESTech, Inc.".

The Company intends to mail this proxy statement and accompanying proxy card on or about May 17, 2006 to all stockholders entitled to vote at the meeting.

If the Amendment is approved at the Special Meeting, the Company anticipates that it will be filed with the Delaware Secretary of State on or about June 16, 2006.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Share Ownership

Stockholders of record at the close of business on April 7, 2006 (the "Record Date") are entitled to notice of and to vote at the special meeting. At the Record Date, 15,308,151 shares of the Company's Common Stock (the "Common Stock") were issued and outstanding and held of record by approximately 524 stockholders.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (attention: Ian Hutchinson, Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

Quorum and Vote Required

The required quorum for the transaction of business at the Special Meeting is a majority of the votes eligible to be cast by holders of shares of the Company's Common Stock (the "Voting Capital Stock") issued and outstanding on the Record Date, accounted for together as a single class. The affirmative vote of the holders of a majority of the outstanding shares of Voting Capital Stock entitled to vote at the Special Meeting is necessary for approval of the Amendment. Each holder of Common Stock is entitled to one vote for each share held. Abstentions and broker non-votes (which may occur if a beneficial owner of stock whose shares are held in a brokerage or bank account fails to provide the broker or the bank voting instructions as to such shares) effectively count as votes against the Amendment.

Solicitation

The attached Proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. In addition, the Company may retain the services of one or more firms to assist in the solicitation of proxies, and may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

PROPOSAL NO. 1:

AMENDMENT OF CERTIFICATE OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY

General

The Company's Certificate of Incorporation currently specifies that the name of the Company is "AQUA DYNE, Incorporated." On April 1, 2006, the Company's Board of Directors adopted a resolution, subject to stockholder approval, to amend Article 1 of the Certificate of Incorporation to change the name of the Company to "EESTech, Inc.".

Proposed Amendment of Certificate of Incorporation

The Board of Directors has adopted resolutions setting forth the proposed amendments to Article 1 of the Certificate of Incorporation and to the first sentence of Article 4 of the Company's Certificate of Incorporation (the "Amendment"), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company's stockholders at the Special Meeting. If approved by Company Stockholders, Articles 1 of the Certificate of Incorporation would be amended as follows:

Amendment of Article 1

Article 1 would be amended in its entirety to read, "The name of the corporation is EESTech, Inc."

Purpose and Effect of the Proposed Amendment

The Board of Directors believes that it is in the Company's best interest to change the Company's name from "AQUA DYNE, Incorporated." to "EESTech, Inc." The Board of Directors believes that this name change will better reflect the company's expansion into "Environmentally, Economically, Sustainable, Technologies" with international applicability.

Recommendation of the Board

The Board of Directors has adopted and approved the Amendment, subject to the requisite approval by the Company's Stockholders. The affirmative vote of a majority of the outstanding shares of Common Stock, voting together, is required to adopt the Amendment. The Board of Directors of the Company has considered the Amendment and recommends that the Company's stockholders adopt the Amendment as set forth in this Information Statement.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of April 7, 2006, as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, and (ii) each director of the Company

	Number of	Percentage
	Shares	of shares
	Beneficially	Beneficially
Name	Owned	Owned (%)
Global Power & Water (1)	896,726	5.86%
London Equities Corp (1)	834,851	5.45%
Paul Bailey, President	40,000	*
Gaylord Beeson, Director	15,000	*

* Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Paul Bailey

Paul Bailey
President

May 12, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AQUA DYNE, INC.
SPECIAL MEETING OF STOCKHOLDERS
June 15, 2006

The undersigned stockholder(s) of AQUA DYNE, Inc., a Delaware corporation, hereby acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated May 12, 2006, and hereby appoints Paul Bailey and Ian Hutchinson, and each of them, proxies and attorneys- in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of AQUA DYNE, Inc. to be held June 15, 2006, at 9:30 a.m., Local Time, at the offices of AQUA DYNE, Inc., 447 Upper Edward Street, Brisbane, Queensland, Australia, 4000, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL 1

1. Proposal to amend AQUA DYNE, Incorporated's Amended and Restated Certificate of Incorporation to (a) change the name of AQUA DYNE, Incorporated to EESTech, Inc.

[ ] FOR      [ ] AGAINST      [ ] ABSTAIN

and in their direction, upon such other matters which may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. If any other matters properly come before the meeting, the persons named in this proxy will vote, in their discretion.

Dated	PLEASE SIGN exactly as your name appears at left.

__________________________________________
Joint owners should each sign. Executors, Administrators, trustees, etc., should so indicate when signing.
Address change? Mark box [ ] Indicate change at left